UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2021

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On March 29, 2021, the H&R Block, Inc. (the “Company”) Board of Directors (the “Board”) increased the number of directors that constitute the Board from eleven to twelve and elected Mia F. Mends and Sean H. Cohan to the Board to fill the vacancies resulting from David Baker Lewis’s retirement from the Board and the increase in the size of the Board, effective April 1, 2021. The Board has appointed Ms. Mends to the Audit Committee of the Board and Mr. Cohan to the Compensation Committee of the Board.
There is no arrangement or understanding between Ms. Mends or Mr. Cohan and any other persons pursuant to which they were selected as directors. There are no transactions involving Ms. Mends or Mr. Cohan requiring disclosure under Item 404(a) of Regulation S-K.
Ms. Mends and Mr. Cohan will receive the standard 2020 – 2021 compensation provided to the Company’s current non-employee directors, prorated for the portion of the 2020 – 2021 term they serve. The Company’s non-employee director compensation program is described under the heading “Director Compensation” in the Company’s most recent proxy statement, as filed with the Securities and Exchange Commission on July 31, 2020, which description is incorporated herein by reference.
The Company and each of Ms. Mends and Mr. Cohan will also enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2012 and is incorporated herein by reference.
A copy of the press release announcing the appointment of Ms. Mends and Mr. Cohan to the Board is attached hereto as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number    Description
99.1    Press Release Issued March 31, 2021
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	March 31, 2021	By:	/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary